OPPENHEIMER HOLDINGS INC. Second Quarter 2020 Investor Update

SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward‐looking statements. Forward‐looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward‐looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding‐looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10‐K for the year ended December 31, 2019 filed with the SEC on March 2, 2020 (the “2019 10‐K”). In addition, important factors that could cause actual results to differ materially from those in the forward‐looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward‐ Looking Statements’” and Part II, “Item IA. Risk Factors” of our Quarterly Report on Form 10‐Q for the quarter ended June 30, 2020 filed with the SEC on July 30, 2020 (“2020 10‐Q2”). Any forward‐looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2019 10‐K, the 2020 10‐Q2 and the company’s other SEC filings. There can be no assurance that the companyhascorrectlyorcompletelyidentifiedandassessedallofthe factors affecting the company’s business. Therefore, you should not rely on any of these forward‐looking statements. Any forward‐looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

BUSINESS OVERVIEW Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 6/30/20) $499.5 million $25.5 million Revenue for 1H-20 Net Income for 1H-20 Listed NYSE Ticker: OPY Shareholders’ Equity ($M): $601.1 Market Cap ($M): $275.0 Book Value per Share: $47.92 Tangible Book Value per Share: $34.37 Share Price: $21.79 Employees: 2,921 #of Financial Advisors: 1,029 Europe Middle East Asia Be ijing Shanghai Hong Kong Retail Branches in the US: 93 Client Assets under Administration ($B): $89.7 . London, UK . Tel Aviv, Israel . Hong Kong, . Geneva, China Switzerland Assets Under Management ($B): $32.7 . St. Helier, Isle of Jersey . Frankfurt, Germany 3

SUMMARY OPERATING RESULTS: 2Q-20 (UNAUDITED)

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**6-30-20**	**6-30-19**	**% Change**
Commissions	$ 101,636	$ 80,896	25.6%
Advisory fees	75,981	80,707	-5.9%
Investment banking	46,186	32,006	44.3%
Bank deposit sweep income	7,122	31,830	-77.6%
Interest	6,220	13,550	-54.1%
Principal transactions, net	12,064	3,045	296.2%
Other	15,521	8,901	74.4%
Total Revenue	264,730	250,935	5.5%
EXPENSES			
Compensation and related expenses	179,594	155,783	15.3%
Non-Compensation related expenses	61,872	77,761	-20.4%
Total Expenses	241,466	233,544	3.4%
Pre-tax Income	23,264	17,391	33.8%
Net income	$ 17,649	$ 12,375	42.6%
Earnings per share (Basic)	$ 1.40	$ 0.95	**47.4%**
Earnings per share (Diluted)	$ 1.34	$ 0.89	**50.6%**

Highlights

- Revenue increased 5.5% during the period driven by robust underwriting revenue, increased institutional equities and fixed income sales and trading activity, and higher retail investor participation
- Lower short-term interest rates negatively impacted bank deposit sweep income
- Other revenue increased primarily due to increases in value of assets supporting company-owned life insurance policies used to hedge deferred compensation obligations
- Investment banking had its best quarter since the fourth quarter of 2010 with revenue of $46.2 million
- Compensation expense as a percentage of revenue was higher at 67.8% during the current period versus 62.1% during the same period last year due to substantially lower bank deposit sweep income which has no associated compensation costs

4

SUMMARY OPERATING RESULTS: IH-20 (UNAUDITED) ($000’s) For the 6‐Months Ended REVENUE 6‐30‐20 6‐30‐19 % Change Commissions $      204,885  $      160,305  27.8% Advisory fees 162,145 154,354 5.0% Investment banking 71,914 60,049 19.8% Bank deposit sweep income 25,948 65,798 ‐60.6% Interest  17,110 26,277 ‐34.9% Principal transactions, net 11,196 14,483 ‐22.7% Other 6,302 21,439 ‐70.6% Total Revenue 499,500 502,705 ‐0.6% EXPENSES Compensation and related expenses 337,270 316,138 6.7% Non‐Compensation related expenses 128,743 153,124 ‐15.9% Total Expenses 466,013 469,262 ‐0.7% Pre‐tax Income 33,487 33,443 0.1% Net income $       25,467  $       23,569  8.1% Earnings per share (Basic) $         1.99  $          1.81  9.9% Earnings per share (Diluted) $         1.92  $          1.70  12.9% 5

SELECT FINANCIAL MEASURES Net Income ($M) Return on Equity (%) Earnings per Share ($) Shareholders’ Equity 6

WEALTH MANAGEMENT* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities RETAIL SERVICES ADVISORY SERVICES ALTERNATIVE INVESTMENTS –Full‐Service Brokerage – Investment Policy Design &  –Hedge Funds and Fund‐of‐Funds –Private Equity – Financial Planning, Retirement Services,  Implementation –Private Market Opportunity (Qualified  Corporate & Executive Services, and  – Asset Allocation & Portfolio Construction Investors only) recently launched to source  Trust Services – Research, Diligence & Manager Selection investments across the private markets  –Margin & Securities Lending – Portfolio Monitoring & Reporting continuum  Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) Key Business Metrics 1,029 $89.7B $32.7B $329million Financial Advisors Assets under  Assets under  Net Positive Client  Administration Management Asset Inflows At 6/30/20 At 6/30/20 At 6/30/20 2Q‐20 *    Wealth Management includes both Private Client and Asset Management business segments. 7

CAPITAL MARKETS A leading capital markets business providing sophisticated investment banking, research and trading solutions INSTITUTIONAL EQUITIES INVESTMENT BANKING FIXED INCOME –Sales and Trading –Mergers & Acquisitions – Taxable Fixed Income – Equity Research – Equity Capital Markets –Non‐Taxable Fixed Income • ˜40 senior research analysts covering  –Debt Capital Markets – Public Finance 600+ companies  – Restructuring & Special Situations –Corporate Access (Conferences & NDRs) Capital Markets Revenue ($M) Capital Markets Revenue Breakdown 1H-20 $180.8 M $39.4  22% Institutional Equities $84.5  47% Fixed Income $56.9  Investment Banking 31% Investment Banking Focus Industries Healthcare Technology Consumer  Transportation &  Finance & Real  Energy & Retail Logistics Estate 8

SELECT 2Q-20 INVESTMENT BANKING TRANSACTIONS $150,000,000 $600,000,000 $48,300,000 $800,000,000 Debt Capital Markets Financial Institutions Consumer Consumer Sovereign Bond Issuance for the  Convertible Senior Notes Follow‐On Initial Public Offering Republic of Honduras Sole Bookrunner Sole Bookrunner Co‐Manager Joint Lead Manager & Bookrunner June 2020 June 2020 June 2020 June 2020 $81,000,000 $73,900,000  $130,281,658 $200,000,000 Financial Institutions Healthcare Technology Technology Initial Public Offering Convertible Senior Notes Follow‐On Initial Public Offering  Joint Bookrunner Sole Advisor Joint Bookrunner Joint Bookrunner June 2020 June 2020 May 2020 May 2020 $287,500,000 $575,000,000 $57,500,000 $36,225,000 Healthcare Healthcare  Healthcare Technology Confidentially Marketed Public  Confidentially Marketed Public  Convertible Senior Notes Convertible Senior Notes Offering Offering Co‐Manager Co‐Manager Joint Bookrunner Lead Bookrunner May 2020 May 2020 April 2020 April 2020 9

CAPITAL STRUCTURE Conservative risk profile with strong balance sheet Liquidity & Capital As of June 30, 2020 ($ in thousands) . Our balance sheet, capital levels, and liquidity remain strong during these unprecedented times Total Assets: $2,364,317 . Book value and tangible book value per share reached record levels at June 30, 2020 Shareholders’ Equity: $601,137 . The Company bought back a total of 191,044 shares of its Class Long‐Term Debt: $148,600 ANon‐Voting Common Stock for $3.8 million (average price of $20.06 per share) during the 2Q‐20 Total Capitalization: $749,737 . Level 3 assets, primarily comprised of auction rate securities, were $29.6 million as of June 30, 2020 . The Company's broker‐dealer regulatory net capital was near all‐time highs as of June 30, 2020 Debt to Equity Ratio:  24.7% Book & Tangible Book Value per Share ($) Gross Leverage Ratio(1):3.9x Broker‐Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital:                                              $251,309 Regulatory Excess Net Capital:                                  $228,283 (1) Total Assets divided by Total Shareholders’ Equity. 10

HISTORICAL FINANCIAL RATIOS Consolidated Adjusted EBITDA ($M) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 6.3x 11

For more information contact Investor Relations at info@opco.com